EXHIBIT NO. 99.10(e)

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors and Financial Statements" in the Statement of Additional Information of MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund, each a series of MFS Series Trust X, each of which is incorporated by reference in this Post-Effective Amendment No. 48 to Registration Statement No. 33-1657 on Form N-1A. We also consent to the incorporation by reference, in such Statement of Additional Information, of our report dated July 3, 2003, on the financial statements and financial highlights of MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund, each a series of MFS Series Trust X, included in the Funds' 2002 Annual Report to Shareholders.


ERNST & YOUNG LLP
Ernst & Young LLP


Boston, Massachusetts
October 27, 2003